UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014

Bank of Montreal

Initial Depositor
(Exact name of registrant as specified in charter)

Vaulted Gold Bullion Trust

Issuer with respect to the Gold Deposit Receipts
(Exact name of registrant as specified in its charter)

Delaware	1040	46-7176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 King Street First Canadian Place Toronto, Ontario Canada M5X 1A1	M5X 1A1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (416) 867-6785

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 4, 2014, the Vaulted Gold Bullion Trust, a Delaware trust (the “Trust”), announced that it had entered into a placement agency agreement (the “Placement Agency Agreement”), effective December 1, 2014, among the Trust, Bank of Montreal  (the “Initial Depositor”) and BMO Capital Markets Corp. (the “Placement Agent”), to issue and sell to certain investors, from time to time,  an aggregate of up to $500,000,000 of Gold Deposit Receipts, each representing one troy ounce of Gold Bullion (the “Receipts”), pursuant to an effective registration statement on Form S-1 (File No. 333-194144) filed by the Trust with the Securities and Exchange Commission and the prospectus dated December 4, 2014.

The Trust was initially formed on December 10, 2013 pursuant to an interim trust agreement that was amended and restated by the Depositary Trust Agreement, effective December 4, 2014 by and among The Bank of New York Mellon, as trustee, BNY Trust of Delaware, as Delaware trustee, the Initial Depositor, and the Placement Agent.

The Placement Agency Agreement and Depositary Trust Agreement each contains representations, warranties and agreements of the Trust, indemnification and contribution rights and obligations of the parties, termination provisions and other terms and conditions, in each case, that are customary in agreements of this type.

The above descriptions  of certain terms and conditions of the Placement Agency Agreement and the Depositary Trust Agreement are qualified by reference to the full text such Agreements, copies of which are filed herewith as Exhibits 1.1 and 1.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Placement Agency Agreement, dated December 1, 2014, by and among the Trust, the Initial Depositor and the Placement Agent.

1.2	Depositary Trust Agreement, dated December 1, 2014, by and among the Trust, the Initial Depositor, the Placement Agent, The Bank of New York Mellon and BNY Mellon Trust of Delaware.

5.1	Opinion of Morrison & Foerster LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2014

VAULTED GOLD BULLION TRUST

By:	/s/ Luke Seabrook
Name: Luke Seabrook
Title: Managing Director, Head of Trading Products

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agency Agreement, dated December 1, 2014, by and among the Trust, the Initial Depositor and the Placement Agent.

1.2	Depositary Trust Agreement, dated December 1, 2014, by and among the Trust, the Initial Depositor, the Placement Agent, The Bank of New York Mellon and BNY Mellon Trust of Delaware.

5.1	Opinion of Morrison & Foerster LLP.